Exhibit 99.1

NEGOTIABLE PROMISSORY NOTE

$1,401,522	New York, New York
As of September 1, 2009

FOR VALUE RECEIVED, PORTA SYSTEMS CORP., hereinafter referred to as “Borrower”, with an address at 6851 Jericho Turnpike, Syosset, New York, 11791, hereby promises to pay to the order of CHEYNE SPECIAL SITUATIONS FUND, L.P., hereinafter referred to as “Lender”, with an address at P.O. Box 908 GT, Walker House, Mary Street, Grand Caymans, Cayman Islands, or at such other place as the Lender or any holder hereof may from time to time have designated, the principal sum of ONE MILLION FOUR HUNDRED AND ONE THOUSAND FIVE HUNDRED TWENTY TWO DOLLARS AND NO/100 ($1,401,522), which shall be due and payable on December 31, 2010, together with any accrued interest, unless prepaid in accordance with the terms of this note.  Interest shall accrue and be payable on the outstanding principal balance of this Note at an amount equal to the six-month rate of LIBOR as reported in the Money Rate Section of the Wall Street Journal on a “Payment Date” (as hereafter defined) or if such Payment Date is not a business publication date of the Wall Street Journal, the first such publication date immediately prior to the Payment Date, plus 10%, payable as set forth herein (this “Note”).  This Note supersedes and replaces in its entirely that certain Negotiable Promissory Note between the Borrower and the Lender dated August 1, 2009, in the principal amount of one million four hundred fifty two thousand four hundred forty seven dollars ($1,452,447) (the “Prior Note”) against which $62,500 was paid on August 27, 2009 (the “Payment”).  The Payment was applied first to interest and the remainder against principal in the amount of $50,925, resulting in a new principal balance of $1,401,522.

1.           Payment of Principal and Interest.   Principal and interest payments of an aggregate amount of $62,500 monthly shall be paid commencing on the last day of September 2009, and the last day of each month thereafter with any unpaid principal and accrued interest due on December 31, 2010.  Borrower payments shall be allocated as follows: first, to accrued interest, then to principal, until the accrued interest and principal are paid in full. The Borrower may prepay the principal due under this Note, together with accrued interest thereon, in whole or in part, without penalty.  Interest shall be calculated on the basis of a year of 365 days, and charged for the actual number of days elapsed.

2.           Default.  The following shall be events of default (“Events of Default”) hereunder:

(a)           If any payment of principal, interest or other sum due hereunder shall not be made as and when the same shall become due and payable;

(b)           If Borrower defaults under that certain Amended and Restated Loan and Security Agreement (the “Loan Agreement”), as amended from time to time, dated as of November 28, 1994, between Borrower and Wells Fargo Foothill, Inc. (“Foothill”), whereby Lender is the successor in interest of the obligations of Borrower to Foothill, pursuant to an assignment dated February 7, 2007, between Lender and SHF IX, LLC, a Delaware limited liability company (“SHF IX”), Foothill’s successor in interest pursuant to an assignment between Foothill and SHF IX dated October 7, 2004;

(c)           A default by Borrower under this Note shall constitute an Event of Default under the Loan Agreement.

3.           Collateral.  All Collateral (as defined in the Loan Agreement) shall secure prompt payment in full of all of Borrower’s obligations in connection with this Note as well as all obligations in connection with the Loan Agreement.

4.           Due Upon Event of Default.   This Note (the entire remaining principal balance, interest and any other sums due hereunder) shall automatically become immediately due and payable, without further notice or demand, upon the occurrence of any Event of Default described in Section 2 above.

5.           Collection Costs. The Borrower shall be liable for any and all out-of-pocket costs (including reasonable attorneys’ fees and court costs) incurred by the Lender in connection with Lender’s enforcement of, or collection of amounts owed by the Lender under, this Note or any other documents contemplated hereby (any and all such sums, “Collection Costs”).

6.           Application of Payments.  Any payments made by Borrower hereunder shall be applied by Lender in the following priority:  first, to unpaid or unreimbursed Collection Costs, next to accrued but unpaid interest, and finally, to reduction of principal.

7.           Transfers; Prepayment.  This Note may be transferred, assigned, pledged, hypothecated or negotiated by the Lender at any time without notice or consent of Borrower.  This Note shall be binding upon the Borrower, its representatives, successors and permitted assigns.  The Borrower shall not assign this Note or any of its rights or obligations hereunder without the prior written consent of Lender.

8.           Waiver.  Except as otherwise expressly required herein, the Borrower hereby waives presentment, demand for payment, notice of dishonor, protest, notice of protest and non-payment, notice of intention to accelerate, notice of acceleration and any and all other notices or demands whatsoever in connection with the delivery, acceptance, performance, default or enforcement of this Note.  In any action, suit or proceeding arising out of or relating to this Note, the Borrower hereby waives the right to interpose any defense, set-off or counterclaim of any kind or nature whatsoever.  No release of any security for the Note or extension of time for payment of this Note or any payment installment hereof, and no alteration, amendment or waiver of any provision of this Note or other agreement relating to the Note or the obligations of Borrower hereunder between the Lender or any other person or company shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of the Borrower, and any other person or entity who may become liable for the payment of all or any part of this Note, except as otherwise specifically provided in writing by any such alterations, amendments or waivers of this Note or such other agreements.  No notice to or demand on the Borrower shall be deemed to be a waiver of the obligation of the Borrower or of the right of the Lender to take further action without further notice or demand as provided for in this Note.

9.           Delay No Waiver; No Oral Changes.  No delay on the part of the Lender in exercising any right or remedy under this Note or any other agreement relating to the obligations of Borrower under the Note or failure to exercise the same shall operate as a waiver in whole or in part of any such right or remedy.  No amendment or waiver of any provision of this Note shall be effective unless the same shall be in writing and signed by the Lender and the Borrower, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

10.           Governing Law; Consent to Jurisdiction.  This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, without regard to principles of conflicts or choice of law (or any other law that would make the laws of any state other than the State of New York applicable hereto).   Borrower hereby (a) waives any defense of forum non conveniens and irrevocably consents and agrees that any legal or equitable action or proceeding arising under or in connection with this Note or any document or instrument delivered with respect to this Note, may be brought in any federal or state court in the County of New York, State of New York, (b) agrees that any process in any action commenced in such court under this Note may be served upon such party either (i) by certified or registered mail, return receipt requested, or by an overnight courier service which obtains evidence of delivery, with the same full force and effect as if personally served upon him in such county or (ii) any other method of service permitted by law.  Notice shall be deemed given three days after mailing and one after delivery to any overnight courier.

BORROWER: PORTA SYSTEMS CORP.

By:	/s/ Michael A. Tancredi
Michael A. Tancredi
Senior Vice President,
Secretary and Treasurer

STATE OF NEW YORK                      )
 ) ss.:
COUNTY OF NASSAU                       )

On this 11th day of Septeber, 2009, before me, the undersigned, personally appeared Michael A. Tancredi, Senior Vice President, Secretary and Treasurer of Porta Systems Corp., personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument that he executed the same and that by his signature on the instrument.

/s/ Lourdes O. David
Lourdes O. David
Notary Public, State of New York
No. 01DA6052904
Qualified in Nassau County
Commission Expires 12/26/2010

[additional signatures on next page]

CONSENT AND RATIFICATION

Each of the undersigned affiliates of Porta Systems Corp. (“Porta”) is aware of the terms of the above attached Negotiable Promissory Note, dated as of September 1, 2009 (the “Note”), and hereby consents to the Note and guarantees the obligations of Porta under the Note.

ASTER CORPORATION

By: /s/ Michael A. Tancredi
Name: Michael A. Tancredi
Title: _________________

CPI HOLDING CORP.

By: /s/ Michael A. Tancredi
Name: Michael A. Tancredi
Title: _________________

CRITERION PLASTICS, INC.

By: /s/ Michael A. Tancredi
Name: Michael A. Tancredi
Title: _________________

DISPLEX, INC.

By: /s/ Michael A. Tancredi
Name: Michael A. Tancredi
Title: _________________

MIROR TELEPHONY SOFTWARE, INC.

By: /s/ Michael A. Tancredi
Name: Michael A. Tancredi
Title: _________________

PORTA FOREIGN SALES CORP.

By: /s/ Michael A. Tancredi
Name: Michael A. Tancredi
Title: _________________

PORTA SYSTEMS OVERSEAS CORP.

By: /s/ Michael A. Tancredi
Name: Michael A. Tancredi
Title: _________________

LERO INDUSTRIES LTD.

By: /s/ Michael A. Tancredi
Name: Michael A. Tancredi
Title: _________________

PORTA SYSTEMS, LIMITED

By: /s/ Michael A. Tancredi
Name: Michael A. Tancredi
Title: _________________

PORTA SYSTEMS EXPORT CORP.

By: /s/ Michael A. Tancredi
Name: Michael A. Tancredi
Title: _________________

PORTA SYSTEMS INTERNATIONAL CORP.

By: /s/ Michael A. Tancredi
Name: Michael A. Tancredi
Title: _________________

PORTA SYSTEMS LEASING CORP.

By: /s/ Michael A. Tancredi
Name: Michael A. Tancredi
Title: _________________

VANDERHOFF BUSINESS SYSTEMS LTD.

By: /s/ Michael A. Tancredi
Name: Michael A. Tancredi
Title: _________________

VANDERHOFF COMMUNICATIONS LTD.

By: /s/ Michael A. Tancredi
Name: Michael A. Tancredi
Title: _________________

PORTA SYSTEMS S.A. de C.V.

By: /s/ Michael A. Tancredi
Name: Michael A. Tancredi
Title: _________________